EXHIBIT 10.20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE

This FIRST AMENDMENT TO THE SETTLEMENT AGREEMENT AND RELEASE is entered into as of June 28, 2007 and is effective as if entered into on August 1, 2006 (the “EFFECTIVE DATE”), by, between and among ACTIVX BIOSCIENCES, INC., a Delaware corporation (“ActivX”), and DAVID CAMPBELL, an individual (“Campbell”), DAVID WINN, an individual (“Winn”), on the one hand, JUAN BETANCORT, an individual (“Bettancourt”) and PHENOMIX CORPORATION, a Delaware corporation (“Phenomix”), on the other hand, (Campbell, Winn, Betancort and Phenomix are sometimes referred to as the “Phenomix Parties”) shall amend the aforementioned SETTLEMENT AND RELEASE AGREEMENT in the following respect:

Section 4.4 of the Agreement is amended to read as follows:

4.4 Non-Royalty Revenue. Phenomix shall pay to ActivX within thirty (30) days of receipt, up to a cumulative limit of * * * Dollars ($* * *) the following share of sums received in respect of collaborations, strategic partnerships, and license transactions with third parties pertaining to compounds Covered by a Valid Claim: * * * percent (* * *%) of (i) up-front license fees or other up-front fees in excess of * * * Dollars ($* * *), (ii) milestone fees, and (iii) research and development funding in excess of * * * Dollars ($* * *) per full time equivalent worker devoted to such activities. For the avoidance of doubt, the foregoing payment shall not be made in respect of royalties, sums received upon the issuance by Phenomix of equity or debt securities or in respect of research and development funding calculated at a rate equal to or less than * * * Dollars ($* * *) per full time equivalent worker devoted to such activities.

Except as so amended, the original Agreement shall remain in full force and effect.

AGREED AND ACCEPTED:

PHENOMIX CORPORATION, a Delaware corporation		ACTIVX BIOSCIENCES, INC., a Delaware corporation

By:	/s/ Chris Burnley	By:	/s/ John W. Kozarich
	Chris Burnley EVP & CBO	Its:	President

/s/ David Campbell
DAVID CAMPBELL, an individual

/s/ David Winn
DAVID WINN, an individual

/s/ Juan Betancort
JUAN BETANCORT, an individual

* * *	Confidential Information, indicated by ***, has been omitted from this filing and filed separately with the Securities and Exchange Commission.